November 4, 2005


                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2005

                                       OF

                             MMA PRAXIS MUTUAL FUNDS


      On October 28, 2005, the Board of Trustees of MMA Praxis Mutual Funds (the "Trust") unanimously approved a sub-advisory agreement between Menno Insurance Service, Inc. d/b/a MMA Capital Management, the Trust's investment adviser, and Davis Selected Advisers, L.P. relating to the management of the assets of the MMA Praxis Core Stock Fund, a series of the Trust (the "Fund"). The effectiveness of the Agreement on behalf of the Fund is subject to approval by the shareholders of the Fund.

      The Fund's shareholders of record as of November 21, 2005 will be asked to vote for the approval of the sub-advisory agreement at a special meeting of the Fund's shareholders scheduled for December 22, 2005.